EXHIBIT 32-B

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Howard Doss, Chief Financial Officer of Trxade Group, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(i)

The Quarterly Report on Form 10-Q of Trxade Group, Inc. for the quarter ended March 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, (15 U.S.C. 78m), and

(ii)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 20, 2016

/s/ Howard Doss

Howard Doss

Chief Financial Officer (Principal Financial Officer)